UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                January 13, 2005
                Date of Report (date of earliest event reported)

                        CHINA DIRECT TRADING CORPORATION
             (Exact name of Registrant as specified in its charter)

            Florida                          0-28831           84-1047159
  (State or other jurisdiction            (Commission          (IRS Employer
 of incorporation or organization)          File No.)       Identification No.)

                          12535 Orange Drive, Suite 613
                              Davie, Florida 33330
                    (Address of principal executive offices)

                                 (954) 474-0224
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425) [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12) [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)) [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01  Regulation FD Disclosures

WORLDCITY BUSINESS magazine ran an article in its January 2005 edition profiling China Direct Trading Corporation's (Company) business development efforts and highlighting the key parts of Company CEO and President Howard Ullman's strategic vision. WORLDCITY BUSINESS is a twice-monthly newspaper publisher based in Coral Gables, Florida and focuses on international business. multinationals and trade and the their impact on South Florida. The article is attached hereto as Exhibit 99.1.

Limitation on Incorporation by Reference: In accordance with General Instruction
B.2 of Form 8-K, the information in this Item 7.01 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing. The information set forth in this
Item 7.01 will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.


ITEM 9.01  FINANCIAL STATES AND EXHIBITS

      (c) EXHIBITS

      The following exhibits are filed with this Report:

99.1     China Direct Trading Corporation Press Release, dated October 10, 2004

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA DIRECT TRADING CORPORATION

Date: January 13, 2005

                                      By: /s/ Howard Ullman
                                      ----------------------
                                      Howard Ullman, Chief
                                      Executive Officer and
                                      President and Chairman

EXHIBIT INDEX

Exhibit #                           Description

99.1 January 2005 Article in WORLDCITY BUSINESS re: China Direct Trading Corp. business development efforts and strategy